UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 17, 2021

(Date of report; date of earliest event reported) March 17, 2021

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Ave.

Floor 10, Detroit, Michigan

48226

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ALLY	New York Stock Exchange
8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 of GMAC Capital Trust I	ALLY PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

Ally Financial Inc. (“Ally”) will participate in a series of fixed income investor calls that will take place on March 17, 2021. Following these discussions, Ally may conduct an offering of non-cumulative perpetual preferred stock, subject to market conditions. Ally expects that, if it were to proceed with an offering of preferred stock, the proceeds would be used to redeem a portion of or all of the 8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 of GMAC Capital Trust I (the “Series 2 TRUPS”) and the related common securities and debentures, each in accordance with its terms.

This Form 8-K is being furnished for informational purposes only and shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities of Ally. In addition, this Form 8-K shall not constitute a notice of redemption of the Series 2 TRUPS. Any such notice, if made, would only be made in accordance with the provisions of the documents governing the Series 2 TRUPS.

Forward-Looking Statements

This filing and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made.

While no list of assumptions, risks, or uncertainties could be complete, some of the factors that may cause actual results or other future events or circumstances to differ from those included in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2020, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission. Some of the factors that may cause actual results or other future events or circumstances to differ from those included in forward-looking statements include: evolving local, regional, national, or international business, economic, or political conditions; changes in laws or the regulatory or supervisory environment, including as a result of recent financial services legislation, regulation, or policies or changes in government officials or other personnel; changes in monetary, fiscal, or trade laws or policies, including as a result of actions by governmental agencies, central banks, or supranational authorities; changes in accounting standards or policies; changes in the automotive industry or the markets for new or used vehicles, including the rise of vehicle sharing and ride hailing, the development of autonomous and alternative-energy vehicles, and the impact of demographic shifts on attitudes and behaviors toward vehicle type, ownership, and use; disruptions or shifts in investor sentiment or behavior in the securities, capital, or other financial markets, including financial or systemic shocks and volatility or changes in market liquidity, interest or currency rates, or valuations; uncertainty about the future of the London Interbank Offered Rate and any negative impacts that could result; changes in business or consumer sentiment, preferences, or behavior, including spending, borrowing, or saving by businesses or households; changes in our corporate or business strategies, the composition of our assets, or the way in which we fund those assets; our ability to execute our business strategy for Ally Bank, including its digital focus; our ability to optimize our automotive finance and insurance businesses and to continue diversifying into and growing other consumer and commercial business lines, including mortgage lending, point-of-sale personal lending, corporate finance, brokerage, and wealth management; our ability to develop capital plans that will receive non-objection from the Board of Governors of the Federal Reserve System and our ability to implement them, including any payment of dividends or share repurchases; our ability to effectively manage capital or liquidity consistent with evolving business or operational needs, risk-management standards, and regulatory or supervisory requirements; our ability to cost-effectively fund our business and operations, including through deposits and the capital markets; changes in any credit rating assigned to Ally, including Ally Bank; adverse publicity or other reputational harm to us or our senior officers; our ability to develop, maintain, or market our products or services or to absorb unanticipated costs or liabilities associated with those products or services; our ability to innovate, to anticipate the needs of current or future customers, to successfully compete, to increase or hold market share in changing competitive environments, or to deal with pricing or other competitive pressures; the continuing profitability and viability of our dealer-centric automotive finance and insurance businesses, especially in the face of competition from captive finance companies and their automotive manufacturing sponsors and challenges to the dealer’s role as intermediary between manufacturers and purchasers; our ability to appropriately underwrite loans that we originate or purchase and to otherwise manage credit risk; changes in the credit, liquidity, or other financial condition of our customers, counterparties, service providers, or competitors; our ability to effectively deal with economic, business, or market slowdowns or disruptions; judicial, regulatory, or administrative investigations, proceedings, disputes, or rulings that create uncertainty for, or are adverse to, us or the financial services industry; the potential outcomes of legal and regulatory proceedings and governmental and regulatory examinations, investigations, and other inquiries to which we are or may be subject at any given time, and our ability to remediate regulatory deficiencies on a timely basis and to otherwise absorb and address the heightened scrutiny and expectations generally from supervisory and other governmental authorities, the severity of remedies sought, such as enforcement proceeds, and the potential collateral consequences arising from those outcomes; the performance and availability of third-party service providers on whom we rely in delivering products and services to our customers and otherwise conducting our business and operations; our ability to maintain secure and functional financial, accounting, technology, data processing, or other operating systems or infrastructure, including our capacity to withstand cyberattacks; the adequacy of our corporate governance, risk-management framework, compliance programs, or internal controls over financial reporting, including our ability to control lapses or deficiencies in financial reporting or to effectively mitigate or manage operational risk; the efficacy of our methods or models in assessing business strategies or opportunities or in valuing, measuring, estimating, monitoring, or managing positions or risk; our ability to keep pace with changes in technology that affect us or our customers, counterparties, service providers, or competitors; our ability to successfully make and integrate acquisitions; the adequacy of our succession planning for key executives or other personnel and our ability to attract or retain qualified employees; natural or man-made disasters, calamities, or conflicts, including terrorist events and pandemics (such as adverse effects of the COVID- 19 pandemic on us and our customers, counterparties, employees, and third-party service providers); or policies and other actions of governments to mitigate climate and related environmental risks, as well as associated changes in the behavior and preferences of businesses and consumers.

We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, or Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Date: March 17, 2021	By:	/s/ David J. DeBrunner
		Name:	David J. DeBrunner
		Title:	Chief Accounting Officer and Corporate Controller